Exhibit 32.0

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Sterling Construction Company, Inc., a Delaware corporation (the “Company”), does hereby certify that:

     The Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2004	/s/ Patrick T. Manning

Patrick T. Manning
Chief Executive Officer

Dated: August 12, 2004	/s/ Maarten D. Hemsley

Maarten D. Hemsley
Chief Financial Officer